Exhibit 99.2

Equitable Holdings Announces Pricing Terms of Cash Tender Offer for Certain of its Debt Securities

New York, NY, June 17, 2024 — Equitable Holdings, Inc. (the “Company”) (NYSE: EQH), the leading financial services holding company of Equitable, AllianceBernstein and Equitable Advisors, today announced the pricing terms for its previously announced cash tender offer (the “Tender Offer”) to purchase the outstanding debt securities (collectively, the “Notes” and each a “Series” of Notes) listed in the table below. Capitalized terms used in this press release and not defined herein have the meanings given to them in the Offer to Purchase, dated June 3, 2024, as amended by the Company’s press release dated June 17, 2024 (the “Offer to Purchase”).

The applicable total consideration to be paid in the Tender Offer for each Series of Notes expected to be accepted for purchase was determined by reference to a fixed spread specified for such Series of Notes over the yield (the “Reference Yield”) based on the bid-side price of the applicable U.S. Treasury Security, in each case as set forth in the table below (the “Total Tender Offer Consideration”). The Reference Yields listed in the table below were determined (pursuant to the Offer to Purchase) at 10:00 a.m., New York City time, today, June 17, 2024, by the Lead Dealer Manager. The applicable Total Tender Offer Consideration for each Series of Notes includes an Early Tender Premium of $30 per $1,000 principal amount of Notes accepted for purchase by the Company.

In addition, all payments for Notes tendered before 5:00 p.m., New York City time, on June 14, 2024 (the “Early Tender Deadline”) that are purchased by the Company will also include accrued and unpaid interest on the principal amount of Notes tendered and accepted for purchase from the last interest payment date applicable to the relevant Series of Notes up to, but not including, the early settlement date, which is currently expected to be June 20, 2024 (the “Early Settlement Date”).

The following table sets forth the aggregate principal amounts of each Series of Notes that the Company expects to be accepted for purchase and pricing information for the Tender Offer:

Title of Security	CUSIP / ISIN	Aggregate Principal Amount Outstanding	Acceptance Priority Level	Reference U.S. Treasury Security	Reference Yield	Fixed Spread (basis points) (1)	Aggregate Principal Amount Tendered as of the Early Tender Deadline	Aggregate Principal Amount Expected to Be Accepted for Purchase	Expected Proration Factor (2)	Total Tender Offer Consideration (3)
4.572% Senior Notes due 2029 (previously Pre-Capitalized Trust Securities issued by Pine Street Trust I under ISIN US722844AA56)	054561AN5/ US054561AN50	$600,000,000	1	4.500% U.S. Treasury due May 31, 2029	4.296%	75	$370,051,000	$275,000,000	74.3%	$980.50
7.000% Senior Debentures due 2028	29444GAJ6/ US29444GAJ67	$350,000,000	2	4.500% U.S. Treasury due May 31, 2029	4.296%	70	$99,289,000	$99,289,000	100.0%	$1,068.16
5.000% Senior Notes due 2048	054561AM7/ US054561AM77 U0507EAD6 / USU0507EAD68 (Reg S) 054561AK1/ US054561AK12 (Rule 144A)	$1,500,000,000	3	4.250% U.S. Treasury due February 15, 2054	4.431%	110	$607,137,000	$195,000,000	32.1%	$930.08

(1)	Includes the Early Tender Premium of $30 per $1,000 principal amount of Notes for each Series.
(2)	The expected proration factor has been rounded to the nearest tenth of a percentage point for presentation purposes.
(3)

Payable for each $1,000 principal amount of applicable Notes validly tendered at or prior to the Early Tender Deadline and accepted for purchase by the Company and includes the Early Tender Premium. In addition, holders whose Notes are accepted will also receive interest on such Notes accrued to the applicable settlement date.

As previously announced, because the total aggregate principal amount of the Notes validly tendered prior to the Early Tender Deadline exceeded $569,289,000, the Company does not expect to accept any further tenders of Notes.

The withdrawal rights for the Tender Offer expired at 5:00 p.m., New York City time, on June 14, 2024 and have not been extended; therefore, previously tendered Notes may no longer be withdrawn. The Tender Offer is scheduled to expire at 5:00 p.m., New York City time, on July 2, 2024, unless extended or earlier terminated as described in the Offer to Purchase (such time and date, as it may be extended, the “Expiration Date”).

Notes that have been validly tendered and not validly withdrawn before the Early Tender Deadline and are accepted in the Tender Offer will be purchased, retired and cancelled by the Company on the Early Settlement Date.

TD Securities (USA) LLC is the Sole Structuring Advisor and Lead Dealer Manager and Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC are serving as Dealer Managers for the Tender Offer. Global Bondholder Services Corporation is the Tender and Information Agent. Persons with questions regarding the Tender Offer should contact TD Securities (USA) LLC at +1 (866) 584-2096 (toll-free) or at +1 (212) 827-2806 (collect); Goldman Sachs & Co. LLC at (800) 828-3182 (toll-free) or at (212) 357-1452 (collect);

or J.P. Morgan Securities LLC at (866) 834-4666 (toll-free) or at (212) 834-7489 (collect). Questions regarding the tendering of Notes and requests for copies of the Offer to Purchase and related materials should be directed to Global Bondholder Services Corporation at (212) 430-3774 (banks and brokers) or (855) 654-2015 (toll-free), in writing at 65 Broadway, Suite 404, New York, New York, 10006 or by email at contact@gbsc-usa.com.

This press release is neither an offer to purchase nor a solicitation of an offer to sell the Notes. The Tender Offer is made only by the Offer to Purchase and the information in this press release is qualified by reference to the Offer to Purchase dated June 3, 2024. There is no separate letter of transmittal in connection with the Offer to Purchase. None of the Company, the Company’s Board of Directors, the Lead Dealer Manager, the Dealer Managers, the Tender Agent and Information Agent or the trustees with respect to any Notes is making any recommendation as to whether holders should tender any Notes in response to the Tender Offer, and neither the Company nor any such other person has authorized any person to make any such recommendation. Holders must make their own decision as to whether to tender any of their Notes, and, if so, the principal amount of Notes to tender.

About Equitable Holdings

Equitable Holdings, Inc. (NYSE: EQH) is a leading financial services holding company comprised of complementary and well-established businesses, Equitable, AllianceBernstein and Equitable Advisors. Equitable Holdings has $974 billion in assets under management and administration (as of 3/31/2024) and more than 5 million client relationships globally. Founded in 1859, Equitable provides retirement and protection strategies to individuals, families and small businesses. AllianceBernstein is a global investment management firm that offers diversified investment services to institutional investors, individuals and private wealth clients. Equitable Advisors, LLC (Equitable Financial Advisors in MI and TN) has 4,300 duly registered and licensed financial professionals that provide financial planning, wealth management, retirement planning, protection and risk management services to clients across the country.

Contacts:

Investor Relations

Erik Bass

(212) 314-2476

IR@equitable.com

Media Relations

Sophia Kim

(212) 314-2010

mediarelations@equitable.com

Reference to the 1859 founding applies specifically and exclusively to Equitable Financial Life Insurance Company (NY, NY).

Note Regarding Forward-Looking Statements:

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “expects,” “believes,” “anticipates,” “intends,” “seeks,” “aims,” “plans,” “assumes,” “estimates,” “projects,” “should,” “would,” “could,” “may,” “will,” “shall” or variations of such words are generally part of forward-looking statements. Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon Equitable Holdings, Inc. (“Holdings”) and its consolidated subsidiaries. These forward-looking statements include, but are not limited to, statements regarding projections, estimates, forecasts and other financial and performance metrics and projections of market expectations. “We,” “us” and “our” refer to Holdings and its consolidated subsidiaries, unless the context refers only to Holdings as a corporate entity. There can be no assurance that future developments affecting Holdings will be those anticipated by management. Forward-looking statements include, without limitation, all matters that are not historical facts.

These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others: (i) conditions in the financial markets and economy, including the impact of geopolitical conflicts and related economic conditions, equity market declines and volatility, interest rate fluctuations, impacts on our goodwill and changes in liquidity and access to and cost of capital; (ii) operational factors, including reliance on the payment of dividends to Holdings by its subsidiaries, protection of confidential customer information or proprietary business information, operational failures by us or our service providers, potential strategic transactions, changes in accounting standards, and catastrophic events, such as the outbreak of pandemic diseases including COVID-19; (iii) credit, counterparties and investments, including counterparty default on derivative contracts, failure of financial institutions, defaults by third parties and affiliates and economic downturns, defaults and other events adversely affecting our investments; (iv) our reinsurance and hedging programs; (v) our products, structure and product distribution, including variable annuity guaranteed benefits features within certain of our products, variations in statutory capital requirements, financial strength and claims-paying ratings, state insurance laws limiting the ability of our insurance subsidiaries to pay dividends and key product distribution relationships; (vi) estimates, assumptions and valuations, including risk management policies and procedures, potential inadequacy of reserves and experience differing from pricing expectations, amortization of deferred acquisition costs and financial models; (vii) our Investment Management and Research segment, including fluctuations in assets under management and the industry-wide shift from actively-managed investment services to passive services; (viii) recruitment and retention of key employees and experienced and productive financial professionals; (ix) subjectivity of the determination of the amount of allowances and impairments taken on our investments; (x) legal and regulatory risks, including federal and state legislation affecting financial institutions, insurance regulation and tax reform; (xi) risks related to our common stock and (xii) general risks, including strong industry competition, information systems failing or being compromised and protecting our intellectual property.

Forward-looking statements, including any financial guidance, should be read in conjunction with the other cautionary statements, risks, uncertainties and other factors identified in Holdings’ filings with the Securities and Exchange Commission. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

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